UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2008
Ardea Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33734	94-3200380

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4939 Directors Place
San Diego, California	92121
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 652-6500
Not applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
2009 Base Salaries and Bonus Targets
On December 10, 2008, the Compensation Committee of our Board of Directors (the “Compensation Committee”) recommended, and our Board of Directors (the “Board”) approved, base salaries and 2009 bonus targets for our named executive officers. The following table sets forth the 2009 base salary and 2009 bonus target with respect to each named executive officer.

Name	2009 Base Salary*	2009 Bonus Target*
Barry D. Quart, Pharm. D. – Chief Executive Officer	$400,000	50%
Christopher W. Krueger – Senior Vice President, Chief Business Officer	$280,800	35%
John W. Beck — Senior Vice President, Finance & Operations, Chief Financial Officer	$285,000	35%
Kimberly J. Manhard – Senior Vice President, Regulatory Affairs & Development Operations	$282,500	35%

*2009 base salary and bonus targets for each of the named executive officers remain unchanged from 2008.
Incentive Cash Bonuses
Our Board of Directors annually establishes targeted corporate goals, including research and development, business development and financial goals, for the ensuing fiscal year. The Compensation Committee also establishes individual goals each year for executive officers. In connection with these goals, the Compensation Committee and the Board establish maximum incentive cash bonus amounts for each named executive officer in the event that all corporate and, in the case of each named executive officer other than our Chief Executive Officer, individual goals are achieved. Our Chief Executive Officer’s incentive cash bonus is based entirely on the achievement of corporate goals. Incentive cash bonuses for each other executive officer are based 75% on the achievement of corporate goals and25% on the achievement of individual goals. Actual incentive cash bonuses paid are solely at the discretion of the Compensation Committee and the Board, may be higher or lower than the established target and are based on subjective overall determination of our performance relative to the corporate and, as applicable, individual goals achieved. Based on that determination, on December 10, 2008, the Compensation Committee recommended and the Board approved 2008 incentive cash bonuses to each named executive officer as set forth below:

Name	2008 Bonus
Barry D. Quart, Pharm. D. – Chief Executive Officer	$163,000
Christopher W. Krueger – Senior Vice President, Chief Business Officer	$71,200
John W. Beck — Senior Vice President, Finance & Operations, Chief Financial Officer	$50,800	(1)
Kimberly J. Manhard – Senior Vice President, Regulatory Affairs & Development Operations	$82,700

Mr. Beck’s employment with the Company commenced on May 27, 2008, and his bonus was pro-rated accordingly.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.

Date: December 16, 2008	/s/ CHRISTOPHER W. KRUEGER Christopher W. Krueger
Chief Business Officer